UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 12, 2008

IR BIOSCIENCES HOLDINGS, INC.
(Exact name of registrant specified in charter)

Delaware	033-05384	13-3301899
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8767 E. Via de Ventura, Suite 190, Scottsdale, Arizona 85258
(Address of principal executive offices)  (Zip Code)

(480) 922-3926
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 12, 2008 IR BioSciences Holdings, Inc. (the “Company”) sold an additional $1,000,000 of convertible debentures (the “Second Closing”) to YA Global Investments, L.P. (the “Buyer”).  The Convertible Debentures were sold pursuant to a Securities Purchase Agreement dated as of January 3, 2008 (the “Agreement”) providing for the issuance of (i) convertible debentures in an aggregate principal amount up to $3,000,000 (collectively, the “Convertible Debentures”) which are convertible into shares (the “Conversion Shares”) of the Company’s common stock, par value $.001 per share (the “Common Stock”), and (ii) warrants (the “Warrants”) to purchase 7,500,000 shares of Common Stock (the “Warrant Shares”).

The initial closing of the Agreement occurred on January 3, 2008, at which time the Company sold to the Buyer $2 million of the Convertible Debentures and the Warrants (the “First Closing”), and at the Second Closing the Company exercised its option to sell and issue to the Buyer an additional $1 million of the Convertible Debentures.  Obligations under the Convertible Debentures are guaranteed by ImmuneRegen BioSciences, Inc., the Company’s wholly-owned subsidiary (the “Guarantor”). The Company’s obligations under the Convertible Debentures are secured by (i) all of the assets and property of the Guarantor pursuant to a Security Agreement, and (ii) by Patent Collateral of the Company and the Guarantor in accordance with a Patent Security Agreement by and among the Company, the Buyer and the Guarantor.

The Convertible Debentures sold in the Second Closing mature on May 31, 2011, unless extended by the holder, and accrue interest at the rate of 8% per annum.  Interest is payable in cash quarterly on the last day of each calendar quarter beginning on June 30, 2008, or at the Company’s option if “Equity Conditions” (as defined in the Convertible Debenture) are satisfied, it may be paid by the issuance of Common Stock.  The Convertible Debentures are convertible at any time at the option of the holder into shares of the Company’s Common Stock at a price equal to $0.20 per share.  On or after December 31, 2009 or if the Company’s fails to achieve certain milestones based on preclinical studies and submission of a Investigational New Drug Application, as set forth in the Convertible Debenture, the conversion price of the Convertible Debentures becomes the lower of (i) $0.20 per share or (ii) 80% of the lowest daily volume weighted average price during the five trading days immediately preceding conversion.

The Company may redeem a portion or all amounts outstanding under the Convertible Debentures prior to May 31, 2011 provided that certain conditions to redemption have been satisfied.  The Company may force a conversion of the Convertible Debentures into Common Stock, provided that specified conditions have been satisfied.  Holders of the Convertible Debentures are subject to limitations on their right to convert the Convertible Debentures, or receive shares of Common Stock as payment of interest, if after giving effect to such conversion or receipt of shares, the holder would be deemed to beneficially own more than 9.99% of the Company’s then outstanding Common Stock.  Upon the occurrence of certain events of default defined in the Convertible Debentures, including the Company’s failure to pay the holder any amount of principal, interest, or other amounts when due, the full principal amount of the Convertible Debentures, together with interest and other amounts due, become immediately due and payable in cash, provided however, that holder may request payment of such amounts in Common Stock of the Company.

In the event the Company effects any “fundamental transaction” as defined in the Convertible Debentures, including a merger or consolidation of the Company or sale of more than 50% of its assets, the holder may (i) require the redemption of all amounts owed, including principal, accrued and unpaid interest and any other charges; (ii) require the conversion of the Convertible Debentures into shares of common stock and other securities, cash and property; or (iii) in the case of a merger or consolidation, require the surviving entity to issue to the holder a convertible debenture with a principal amount equal to the Convertible Debentures then held by the holder, plus all accrued and unpaid interest and other amounts, and with the same terms and conditions as the Convertible Debentures.

The Company placed $75,000 into an escrow account upon the Second Closing The funds in escrow will be used to compensate the Buyer’s investment manager for monitoring and managing the Buyer’s purchase and investment.

The Buyer has a right of first refusal on any future funding that involves the issuance of the Company’s capital stock for so long as a portion of the Convertible Debentures is outstanding.

The summary of the Agreement and the First Closing set forth above do not purport to be a complete statement of the terms of the Agreement and the First Closing.  This summary is qualified in its entirety by reference to the full text of the Convertible Debenture attached as Exhibit 4.1, the Common Stock Purchase Warrant attached as Exhibit 4.2, the Agreement attached as Exhibit 10.1, the Guaranty Agreement attached as Exhibit 10.2, the Security Agreement attached as Exhibit 10.3 and the Patent Security Agreement attached as Exhibit 10.4, all to the report on Form 8-K filed on January 9, 2008 which is incorporated herein by this reference.

THIS CURRENT REPORT IS NOT AN OFFER OF SECURITIES FOR SALE.  ANY SECURITIES SOLD IN AS DESCRIBED ABOVE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES UNLESS REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION.

Item 2.03.      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure provided in Item 1.01, above, of this Form 8-K is hereby incorporated by reference into this Item 2.03 with respect to the terms and sale of, and the financial obligations created by, the Convertible Debentures.

Item 3.02.      Unregistered Sales of Equity Securities.

The disclosure provided in Item 1.01, above, of this Form 8-K is hereby incorporated by reference into this Item 3.02 with respect to the terms and sale of the Convertible Debentures. The Buyer represented that it is an “accredited investor” and agreed that the securities bear a restrictive legend against resale without registration under the Securities Act of 1933, as amended (the “Securities Act”).  The sale of the Convertible Debentures were made pursuant to Section 4(2) and/or Rule 506 of Regulation D as promulgated by the U.S. Securities and Exchange Commission under the Securities Act.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

Number	Description
4.1	8% Secured Convertible Debenture in the amount of $1,000,000 due May 31, 2011, issued to YA Global Investments, L.P., dated June 12, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:       June 17, 2008                                                                            By: /s/ Michael K. Wilhelm
 Michael K. Wilhelm
 President and Chief Executive Officer
 (Duly Authorized Officer)

EXHIBIT INDEX

Number	Description
4.1	8% Secured Convertible Debenture in the amount of $1,000,000 due May 31, 2011, issued to YA Global Investments, L.P., dated June 12, 2008